Amounts Payable To Transit Operators (Details) (TRANSITCENTER, INC. [Member], USD $)	Dec. 31, 2011	Dec. 31, 2010
TRANSITCENTER, INC. [Member]
Schedule of amounts payable to transit operators
Amounts payable on Products	$ 28,661,698	$ 43,798,772
Customer advances	15,233,819	20,669,839
Amounts due to the MTA	10,971,502	14,765,201
All other	28,608	15,206
Total amounts payable to transit operators	$ 54,895,627	$ 79,249,018